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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 20, 1997

                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)

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
          Delaware                           1-8597                             94-2657368
(State or other jurisdiction         (Commission File Number)       (IRS Employer Identification No.)
    of incorporation)
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       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (510) 460-3600
              (Registrant's telephone number, including area code)

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ITEM 5.        OTHER EVENTS.

On November 20, 1997, The Cooper Companies, Inc. (the "Company") issued a press release announcing the Company and Aspect Vision Care, Ltd. had signed definitive agreements for Cooper to acquire Aspect Vision Care. This release is filed as an exhibit hereto and incorporated by reference herein.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

               (c) Exhibits.

Exhibit
  No.          Description
--------       -----------
99.1           Press Release Dated November 20, 1997 of The Cooper
               Companies, Inc.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE COOPER COMPANIES, INC.

                                            By   /s/ Stephen C. Whiteford
                                                 -----------------------------
                                                 Stephen C. Whiteford
                                                 Vice President and
                                                 Corporate Controller
                                                 (Principal Accounting Officer)

Dated:  November 21, 1997




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                                  EXHIBIT INDEX

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
Exhibit                                                          Sequentially
  No.          Description                                       Numbered Page
-------        -----------                                       -------------

99.1           Press Release Dated November 20, 1997 of The
               Cooper Companies, Inc.

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